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                                       53

                                                                   Exhibit 99(c)

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C. SECTION
                          1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Richard M. Hochhauser, President and Chief Executive Officer of Harte-Hanks, Inc. (the "Company") hereby certify that the accompanying report on Form 10-K for the year ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of those sections.

     I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       March 28, 2002                        /s/  Richard M. Hochhauser
       --------------                -------------------------------------------
            Date                          Richard M. Hochhauser
                                          President and Chief Executive Officer

     Note: This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.